UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2008  (February 13, 2008)

BlastGard International, Inc.
(Exact name of registrant as specified in charter)

Colorado	333-47294	84-1506325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2451 McMullen Booth Road, Ste. 207, Clearwater, FL 33759
(Address of principal executive offices)

(727) 592-9400
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.

REGULATION FD DISCLOSURE

The Company issued press releases which are appended hereto as Exhibits 99.1, 99.2 and 99.3

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit

Description

99.1

Press release dated February 13, 2008 (filed herewith).

99.2

Press release dated February 19, 2008 (filed herewith).

99.3

Press release dated February 25, 2008 (filed herewith.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLASTGARD INTERNATIONAL, INC.

Date: February 25, 2008	By:	/s/ Michael J. Gordon,
Michael J. Gordon,
Chief Financial Officer